Exhibit 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stefanie Cavanaugh, certify that:

1.I have reviewed this Annual Report on Form 10-K/A of Apollo Endosurgery, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2020	By:	/s/Stefanie Cavanaugh
Stefanie Cavanaugh
Chief Financial Officer
(Principal Financial Officer)